Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

Supplement dated May 27, 2021

to Currently Effective Statements of Additional Information

Effective immediately, William M. Fitzgerald, Sr., a member of the Board of Trustees (the “Board”) of Janus Aspen Series (the “Trust”), has resigned from his role as an Independent Trustee of the Trust to become the chief executive officer of another asset management company. Accordingly, all references to Mr. Fitzgerald serving in the capacity as an Independent Trustee of the Trust are deleted to reflect this change in Board composition.

Please retain this Supplement with your records.